NOTE 11 - INCOME TAXES (Detail) - Schedule of effective income tax rate reconciliation (USD $)	6 Months Ended
	Jun. 30, 2012	Jun. 30, 2011
Tax benefit at U.S. statutory rate	34.00%	34.00%
State taxes, net of federal benefit	3.63%	3.63%
Change in valuation allowance (in Dollars)	$ (37.63)	$ (37.63)
	0.00%	0.00%